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                                                                    EXHIBIT 10.7

                            ADAMS LABORATORIES, INC.
                        INCENTIVE STOCK OPTION AGREEMENT

      THIS AGREEMENT is made as of <<Date_Granted>> between Adams Laboratories, Inc., a Texas corporation (the Company or AdamsLabs) and
<<First_Last>> (Employee), pursuant to the Adams Laboratories, Inc. 1999
Long-Term Incentive Plan (the Plan).

      WHEREAS, the Board of Directors of the Company (the Board) has authority to make certain Awards under the Plan to employees of the Company and its Affiliates; and

      WHEREAS, the Board has determined to award Employee the Option described in the Agreement;

      NOW, THEREFORE, the Company and Employee agree as follows:

      1. Effect of Plan and Authority of Board. This Agreement and the Award granted hereunder are subject to the Plan, which is incorporated herein by reference. The Board is authorized to make all determinations and interpretations with respect to matters arising under the Plan, this Agreement and the Award granted hereunder. Capitalized terms used and not otherwise defined herein have the respective meanings given them in the Plan.

      2.    Grant of Option.

      (a) Effective as of the Effective Date, the Company grants to Employee an Option to purchase an aggregate <<M__of_Shares>> shares of Common Stock at an exercise price of <<exc_price>> per share (the Option). The shares of Common Stock acquired by Employee pursuant to the exercise of the Option shall be subject to the following restrictions:

            (i) Right of First Refusal. In the event that Employee desires to accept a bona fide offer made in good faith by a third party (the Third Party Offer) with respect to the sale, assignment, transfer or other disposition of all or a part of the shares of Common Stock purchased pursuant to the exercise of the Option (the Offered Shares), Employee shall, as a condition precedent to his or her right to do so, by written notice, inform the Company of the receipt of such Third Party Offer, the price per share and all of the other terms, provisions and conditions of such offer, including the name of the proposed purchaser, and Employee's intention to accept the same, and shall by such notice offer the Offered Shares for sale to the Company or its designee at the price per share and on the terms and conditions set forth in the Third Party Offer. Within 30 days of the receipt of such notice, the Company or its designee may, by giving notice in writing to Employee, elect to purchase any or all of the Offered Shares on the basis of the Third Party Offer. If AdamsLabs elects to purchase any or all of the Offered Shares, then within 15 days after the date AdamsLabs makes an election to purchase the shares, Employee shall deliver such shares by delivering the certificate or certificates representing the shares to be sold to the principal place of business of AdamsLabs, duly endorsed in black for transfer or accompanied by an appropriate stock power, together with all documents necessary or appropriate for an effective transfer of such shares, AdamsLabs shall pay to Employee the purchase price for the shares acquired. In the event AdamsLabs elects not to purchase any or to purchase less than all of the Offered Shares, Employee may sell the Offered Shares not purchased by AdamsLabs to the third party pursuant to the Third Party Offer; provided that such sale is in accordance with the terms and conditions of

INCENTIVE STOCK OPTION AGREEMENT - Page 1

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      the Third Party Offer and is consummated within 60 days after the election of AdamsLabs not to purchase such Offered Shares; and provided further that any such third party transferee shall receive and hold such Offered Shares pursuant to the terms and provisions of the Agreement and the Plan and no transfer shall be effective unless the transferee executes an agreement or acknowledgment to such effect in a form acceptable to AdamsLabs.

            (ii) Right to Repurchase. In the event of Employee's termination of employment for any reason, AdamsLabs, its successors and designees, shall have the right at any time on or after such termination of employment to repurchase all or any of the shares of Common Stock acquired pursuant to the exercise of this Option by payment of an amount equal to the then Fair Market Value of the shares as determined by the Board of AdamsLabs in good faith; provided, however, that if Employee's termination of employment was on account of cause as described in Section 7.6(d) of the Plan, the purchase price for the repurchase of said shares shall be the lesser of said Fair Market Value or the price paid for such shares upon exercise of this Option.

            (iii) Public Offering. The rights of AdamsLabs, its successors and designees, as set forth in subparagraphs (i) and (ii) of this Section 2(a) shall terminate in the event of and upon the closing of the first underwritten public offering of the common stock of AdamsLabs that is pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933, as amended, covering the offer and sale of any common stock to the public for AdamsLabs' account.

      (b) Except as provided below, this Option may not be exercised unless Employee shall have been in the continuous employ of the Company or an Affiliate from the date of the Agreement to the date of exercise of this Option:

            (i) In the event of Employee's termination of employment for Retirement, death or permanent or total disability, (within the meaning of Section 22(e)(3) of the Code) this Option may be exercised, to the extent then vested, for up to one year from the date of such termination of employment, unless the Option, by its terms, expires earlier.

            (ii) In the event of Employee's termination of employment for any reason (other than the reasons set forth in subparagraphs (i) and (iii) of this paragraph (b)) this Option may be exercised, to the extent then vested, for up to three months from the date of such termination of employment, unless the Option, by its terms, expires earlier.

            (iii) Notwithstanding subparagraphs (i) and (ii) above, if Employee's termination of employment was on account of cause as described in Section 7.6(d) of the Plan, this Option shall be immediately forfeited to the Company and no additional exercise period shall be allowed, regardless of the vested status of the Option.

In no event shall this Option be exercisable in whole or in part after the expiration of 10 years from the date of this Agreement. The Option is intended to be and shall be treated as an Incentive Stock Option.

      (c) Subject to the provisions of Section 2(a) hereof, this Option may be exercised over a period commencing on the date of this Agreement and ending 10 years from the date of the Agreement in accordance with the vesting schedule set forth on Schedule A attached hereto.

      (d) Notwithstanding the provisions in the preceding paragraph relating to the vesting schedule set forth on Schedule A, while Employee remains in the employ of the Company or an Affiliate

INCENTIVE STOCK OPTION AGREEMENT - Page 2

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this Option may be exercised as to any and all shares of Common Stock covered hereby prior to the dates set forth for the vesting thereof on Schedule A, provided, however, that any shares of Common Stock purchased pursuant to the exercise of the Option in excess of the number of shares otherwise then exercisable as set forth on Schedule A attached hereto. During the Restriction Period the shares of Restricted Stock shall be subject to the following provisions and restrictions, in addition to the restrictions and provisions set forth in paragraph (a) above and those set forth in the Plan:

            (i) In the event of Employee's termination of employment with the Company and its Affiliates during the Restriction Period, all shares of Restricted Stock with respect to which the Restriction Period has not ended shall be forfeited to AdamsLabs and AdamsLabs shall pay to Employee an amount equal to the lesser of the price paid by Employee upon exercise of the shares so forfeited or the Fair Market Value of the shares on the date of forfeiture;

            (ii) During the Restriction Period, employee shall not be entitled to receive dividends or to vote the shares or enjoy other stockholder rights with respect to any shares of Restricted Stock for which the Restriction Period has not ended;

            (iii) Employee shall not be entitled to possession of the stock certificate representing the Restricted Stock until the Restriction Period has expired and the Company shall retain custody of the Restricted Stock during the Restriction Period; and

            (iv) Employee may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the Restricted Stock during the Restriction Period.

      (e) Upon exercise of the Option, the exercise price of the Option shall be payable to the Company in the Manner specified in Section 7.5 of the Plan.

      (f) Promptly after demand by the Company, and at its direction, Employee shall pay to the Company or the appropriate Affiliate an amount equal to the applicable withholding taxes, if any, due in connection with the exercise of the Option. Pursuant to Section 11.6 of the Plan, such withholding taxes may be paid in cash or, subject to the further provisions of this Section 2(e), in whole or in part, by having the Company withhold from the shares of Common Stock otherwise issuable upon exercise of the Option a number of shares of Common Stock having a value equal to the amount of such withholding taxes or by delivering to the Company or the appropriate Affiliate a number of issued and outstanding shares of Common Stock (excluding restricted shares still subject to a risk of forfeiture) having a value equal to the amount of such withholding taxes. The value of any shares of Common Stock so withheld by or delivered to the Company or the appropriate Affiliate shall be based on the Fair Market Value (as defined in the Plan) of such shares on the date on which the tax withholding is to be made. Employee shall pay to the Company or the appropriate Affiliate in cash the amount, if any, by which the amount of such withholding taxes exceeds the value of the shares of Common Stock so withheld or delivered. An election by Employee to have shares withheld or to deliver shares to pay withholding taxes (an "Election") must be made at or prior to the time of exercise of the Option. All Elections shall be made in the same manner as is required for the exercise of the Option and shall be made on a form approved by the Company.

      3. Acceleration of Vesting. Notwithstanding anything contained in this Agreement or the Plan to the contrary, in the event of a Corporate Transaction (as defined in the Plan), this Option shall become immediately exercisable in full and the Restriction Period shall end with respect to any shares of Restricted Stock previously purchased by Employee pursuant to exercise of this Option.

INCENTIVE STOCK OPTION AGREEMENT - Page 3

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      4.    Delivery of Shares. Delivery of the certificates representing the shares of Common Stock purchased upon exercise of this Option shall be made promptly after receipt of notice of exercise and full payment of the exercise price and any required withholding taxes; provided, however, that delivery of the certificates representing the shares of Restricted Stock purchased upon exercise of this Option with respect to which the Restriction Period has ended shall be made promptly after the later of receipt of notice of exercise and full payment of the exercise price and the end of Restriction Period, subject to full payment of any required withholding taxes. If the Company so elects, its obligation to deliver shares of Common Stock upon the exercise of this Option and Restricted Stock purchased upon exercise of this Option with respect to which the Restriction Period has ended shall be conditioned upon its receipt from the person exercising this Option of an executed investment letter, in form and content satisfactory to the Company and its legal counsel, evidencing the investment intent of such person and such other matters as the Company and its legal counsel, evidencing the investment intent of such person and such other matters as the Company may reasonably require. If the Company so elects, the certificate or certificates representing the shares of Common Stock, including any Restricted Stock with respect to which the Restriction Period has ended, issued upon exercise of this Option shall bear a legend in substantially the following form:

      THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS SUCH SHARES ARE FIRST REGISTERED THEREUNDER OR UNLESS THE COMPANY RECEIVES A WRITTED OPINION OF COUNSEL, WHICH OPINION AND COUNSEL ARE ACCEPTABLE TO THE COMPANY, TO THE EFFECT THAT REGISTRATION THEREUNDER IS NOT REQUIRED.

In addition, each certificate representing shares of Common Stock, including any Restricted Stock with respect to which the Restriction Period has ended, issued pursuant to the Option shall bear a legend in substantially the following form:

      THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO THE TERMS OF THE 1999 LONG-TERM INCENTIVE PLAN OF ADAMS LABORATORIES, INC. ("ADAMSLABS") AND MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR OTHERWISE ENCUMBERED OR DISPOSED OF EXCEPT AS SET FORTH IN THE TERMS OF AN AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER HEREOF AND ADAMSLABS. A COPY OF SUCH PLAN AND AGREEMENT ARE ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF ADAMSLABS.

      5. Nonassignability. The Option granted hereunder may not be sold, transferred, pledged, exchanged, hypothecated or otherwise disposed of, other than by will or pursuant to the applicable laws of descent and distribution. In the case of the death of Employee or other person entitled to exercise the Option, the Company may require, as a condition to the transfer of the Option by will or pursuant to the laws of descent and distribution or the exercise thereof, that the person entitled to exercise the Option execute and deliver to the Company such instruments and documents as may be reasonably requested by the Company to evidence and confirm such person's right and title to the Option.

      6. Notices. All notice between the parties hereto shall be in writing. Notices to Employee shall be given to Employee's address as contained in the Company's records. Notices to the Company

INCENTIVE STOCK OPTION AGREEMENT - Page 4

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shall be addressed to the Board of Directors, Adams Laboratories, Inc., 14801
Sovereign Road, Ft. Worth, Texas 76155, Attention: LTIP Administration.

      7.    Relationship With Contract of Employment.

      (a) The grant of an Option does not form part of Employee's entitlement to remuneration or benefit pursuant to his/her contract of employment, if any, nor does the existence of a contract of employment between any person and the Company or an Affiliate give such person any right or entitlement to have an Option granted to him/her or any expectation that an Option might be granted to him/her whether subject to any conditions or at all.

      (b) The rights and obligations of Employee under the terms of his/her contract of employment with the Company or an Affiliate, if any, shall not be affected by the grant of an Option.

      (c) The rights granted to Employee upon the grant of an Option shall not afford Employee any rights or additional rights to compensation or damages in consequence of the loss or termination of his/her office or employment with the Company or an Affiliate for any reason whatsoever.

      (d) Employee shall not be entitled to any compensation or damages for any loss or potential loss which he/she may suffer by reason of being or becoming unable to exercise an Option in consequence of the loss or termination of his/her office or employment with the Company or an Affiliate for any reason (including, without limitation, any breach of contract by his/her employer) or in any other circumstances whatsoever.

      8. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws (and not the principles relating to conflicts of laws) of the State of Texas, except as superceded by Federal law.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                         ADAMS LABORATORIES, INC.

                                         By /s/ David P. Becker
                                            --------------------------------
                                         DAVID P. BECKER
                                         CHIEF FINANCIAL OFFICER

                                         EMPLOYEE:
                                         __________________________________
                                         <<FIRST_NAME>> <<LAST_NAME>>
                                         <<SSN>>

INCENTIVE STOCK OPTION AGREEMENT - Page 5

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      I have reviewed this Agreement and the related Plan and agree to and accept all of the terms set forth therein to the extent of any interest I may now have or may have in the future pursuant to the grant of the Award described herein to my spouse.

                                        SPOUSE:

                                        ______________________________________
                                        Signature of Employee's spouse if any.

INCENTIVE STOCK OPTION AGREEMENT - Page 6

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                            ADAMS LABORATORIES, INC.

                                   SCHEDULE A
                                       TO
                        INCENTIVE STOCK OPTION AGREEMENT

      (a) <<AutoMergeField>>% of such shares (if a fractional number, then the next lower whole number) are purchasable, in whole at any time or in part from time to time, commencing on <<year2>>, if the Employee serves as an employee of the Company or an Affiliate until that date;

      (b) an additional <<AutoMergeField>>% of such shares (if a fractional number, then the next lower whole number) are purchasable, in whole at any time or in part from time to time, commencing on <<year3>>, if the Employee serves as an employee of the Company or an Affiliate until that date;

      (c) an additional <<AutoMergeField>>% of such shares (if a fractional number, then the next lower whole number) are purchasable, in whole at any time or in part from time to time, commencing on <<year4>>, if the Employee serves as an employee of the Company or an Affiliate until that date;

      (d) an additional <<AutoMergeField>>% of such shares (if a fractional number, then the next lower whole number) are purchasable, in whole at any time or in part from time to time, commencing on <<year5>>, if the Employee serves as an employee of the Company or an Affiliate until that date;

      (e) the remaining <<AutoMergeField>>% of such shares are purchasable, in whole at any time or in part from time to time, commencing on <<year6>>, if the Employee serves as an employee of the Company or an Affiliate until that date.

INCENTIVE STOCK OPTION AGREEMENT - Page 7